UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2009

CARVER BANCORP, INC.
 (Exact name of registrant as specified in its charter)

DELAWARE	1-13007	13-3904174
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 West 125th Street New York, NY	10027-4512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 360-8820

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On December 18, 2009 Carver Bancorp, Inc. (the “Company”) held its 2009 Annual Meeting of Stockholders. Management’s presentation is attached hereto as Exhibit 99.1.

Item 8.01 Other Matters

On December 21, 2009 Carver Bancorp, Inc. (the “Company”) issued a press release providing summary of its 2009 Annual Meeting of Stockholders held December 18, 2009. The press release is attached hereto as Exhibit 99.2

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

The following exhibit are filed as part of this report:

99.1   Management’s presentation entitled “CARVER BANCORP, INC. ANNUAL MEETING OF STOCKHOLDERS”, dated December 18, 2009.

99.2 Press release entitled “CARVER BANCORP, INC. PROVIDES SUMMARY OF ANNUAL MEETING”, dated
December 21, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

DATE:  December 21, 2009

BY:    /s/ Mark A. Ricca

Mark A. Ricca
Executive Vice President, Chief Risk Officer
and General Counsel